UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2015

CELLCEUTIX CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37357	30-0565645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cummings Center, Suite 151-B Beverly, Massachusetts	01915
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (978) 921-4125

_________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Cellceutix Corporation (the "Company") held its 2015 Annual Meeting of Stockholders on December 15, 2015 in Beverly, Massachusetts. At the Annual Meeting, the Company's stockholders voted on: (i) the election of five director nominees, (ii) ratification of Baker Tilly Virchow Krause, LLC as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2016, (iii) the approval, on an advisory basis, of the compensation of the Company's named executive officers, and (iv) an advisory vote on the frequency of future advisory votes on executive compensation. The results of the votes are set forth below.

Proposal No. 1 – Election of Directors

The following nominees were elected as directors by the votes indicated to serve until the Company's next annual meeting of stockholders:

Nominee	For	Withheld	Broker-Non Vote
Leo Ehrlich	31,454,057	410,683	44,221,135
Krishna Menon	31,436,267	428,473	44,221,135
Barry Schechter	31,381,383	483,357	44,221,135
Zorik Spektor	31,386,533	478,207	44,221,135
Mark R. Tobin	31,391,159	473,581	44,221,135

Proposal No. 2 – Ratification of Auditors

The proposal to ratify the selection of Baker Tilly Virchow Krause, LLC as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2016 was approved by the stockholders by the following vote:

For	Against	Abstain	Broker-Non Vote
75,355,034	534,430	196,411	N/A

Proposal No. 3 – Advisory Vote on Executive Compensation

The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers as described in the proxy statement was approved by the stockholders by the following vote:

For	Against	Abstain	Broker-Non Vote
30,115,887	1,511,189	237,664	44,221,135

Proposal No.4 – Advisory Vote on the Frequency of Future Votes on Executive Compensation

The vote by the stockholders, on an advisory basis, on the frequency of future advisory votes on executive compensation was as follows:

One Year	Two Years	Three Years	Abstain
16,481,501	1,168,229	14,135,629	79,381

Determination of Frequency of Future Votes on Executive Compensation

At the Annual Meeting, the Company's Board of Directors recommended, and approximately 52% of the stockholders voting on the proposal (not including 79,381 abstentions) chose, to have the Company hold future advisory votes on executive compensation on an annual basis. In light of the foregoing, the Company intends to hold future advisory votes on executive compensation on an annual basis.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLCEUTIX CORPORATION

Dated: December 21, 2015	By:	/s/ Leo Ehrlich
	Name:	Leo Ehrlich
	Title:	Chief Executive Officer and Chief Financial Officer